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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
S.Y. Bancorp, Inc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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S.Y. Bancorp, Inc.
1040 East Main Street
Louisville, Kentucky 40206
502.582.2571

March 21, 2003

Dear Shareholder:

        We cordially invite you to attend the 2003 Annual Meeting of Shareholders of S.Y. Bancorp, Inc., which will be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, April 23, 2003, at Stock Yards Bank & Trust Company's Exchange Building dining room, 1048 East Main Street, Louisville, Kentucky 40206.

        The enclosed Notice and Proxy Statement contain complete information about matters to be considered at the Annual Meeting, at which we will also review S.Y. Bancorp's business and operations. Only shareholders and their proxies are entitled to vote at the Annual Meeting.

        We hope you will attend the meeting. Your vote is important. Whether or not you plan to attend, we urge you to complete, sign and return the enclosed proxy card, so that your shares will be represented and voted at the Annual Meeting.

Sincerely yours,

David H. Brooks
Chairman and Chief Executive Officer

S.Y. Bancorp, Inc.
1040 East Main Street
Louisville, Kentucky 40206

NOTICE OF THE

2003 ANNUAL MEETING OF SHAREHOLDERS

March 21, 2003

To our Shareholders:

        The Annual Meeting of Shareholders of S.Y. Bancorp, Inc., a Kentucky corporation, will be held on Wednesday, April 23, 2003 at 10:00 a.m., Eastern Daylight Time, at Stock Yards Bank & Trust Company's Exchange Building dining room, 1048 East Main Street, Louisville, Kentucky 40206 for the following purposes:

  (1)
  To approve the action of the Board of Directors fixing the number of directors at twelve and to elect three Directors;

  (2)
  To approve a proposed amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000;

  (3)
  To approve a proposed amendment to the Articles of Incorporation to create a class of preferred stock and authorize 1,000,000 shares of this preferred stock; and

  (4)
  To transact such other business as may properly come before the meeting.

        The record date for the determination of the shareholders entitled to vote at the meeting or at any adjournment thereof is the close of business on March 7, 2003.

        We hope you will be represented at the meeting. Please sign and return the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important. The Board of Directors of Bancorp appreciates the cooperation of shareholders in directing proxies to vote at the meeting.

By Order of the Board of Directors

David H. Brooks Chairman and Chief Executive Officer

WE URGE SHAREHOLDERS TO MARK, SIGN AND RETURN
PROMPTLY THE ACCOMPANYING PROXY CARD

S.Y. Bancorp, Inc.
1040 East Main Street
Louisville, Kentucky 40206

PROXY STATEMENT
FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

About the Annual Meeting

  Why have I received these materials?

        We are mailing the accompanying proxy to shareholders on or about March 21, 2003. The proxy is solicited by the Board of Directors of S.Y. Bancorp Inc. (referred to throughout this Proxy Statement as "S.Y. Bancorp" or "we" or "our") in connection with our Annual Meeting of Shareholders that will take place on Wednesday, April 23, 2003. We cordially invite you to attend the Annual Meeting and request you to vote on the proposals described in this Proxy Statement.

  What am I voting on?

    •
    Approving the action of the Board of Directors fixing the number of directors at twelve and electing three directors.
    •
    Approving a proposed amendment to our Articles of Incorporation to increase the authorized shares of Common Stock.
    •
    Approving a proposed amendment to our Articles of Incorporation to create a new class of Preferred Stock and authorizing 1,000,000 shares of Preferred Stock.

  What can I find more information about these voting matters?

    •
    Information about nominees for reelection is contained in ITEM 1.
    •
    Information about increasing the authorized shares of Common Stock is contained in ITEM 2. Additional shares will be available for stock dividend splits, options, public or private issuances of Common Stock and other general corporate purposes.
    •
    Information about a new class of Preferred Stock is contained in ITEM 3. This Preferred Stock could be used for stock dividends, financing transactions, corporate mergers, acquisitions, employee benefit plans, a shareholders' rights plan and other corporate purposes. The Directors approved a shareholders' rights plan at its February 2003 meeting, and final implementation of the plan is subject to shareholder approval of this new Preferred Stock.

  What is the relationship of S.Y. Bancorp and Stock Yards Bank & Trust Company?

        S.Y. Bancorp is the holding company for Stock Yards Bank & Trust Company (referred to throughout this Proxy Statement as "the Bank"). S.Y. Bancorp owns 100% of Stock Yards Bank & Trust Company. Because S.Y. Bancorp has no operations of its own, its business and that of Stock Yards Bank & Trust Company are essentially the same.

  Who is entitled to vote at the Annual Meeting?

        Holders of common stock ("Common Stock") of S.Y. Bancorp as of the close of business on March 7, 2003 will be entitled to vote at the Annual Meeting. On March 7, 2003, there were 6,749,518 shares of Common Stock outstanding and entitled to vote, each of which is entitled to one vote except that cumulative voting applies in the election of directors.

  How do I vote my shares at the Annual Meeting?

        If you are a "record" shareholder of Common Stock (that is, if you hold Common Stock in your own name in S.Y. Bancorp's stock records maintained by our transfer agent, Stock Yards Bank & Trust

Company), you may complete and sign the accompanying proxy card and return it to S.Y. Bancorp or deliver it in person. Shares will be voted as you instruct. If you return your proxy card and do not mark your voting instructions on your signed card, David Brooks and David Heintzman, as proxies named on the proxy card, will vote FOR the election of the three director nominees and FOR approval of each of the two proposed amendments to the Articles of Incorporation.

        "Street name" shareholders of Common Stock (that is, shareholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on such form.

        If you are a participant in the Stock Yards Bank & Trust Company Employees Stock Ownership Plan or the Stock Yards Bank & Trust Company 401(k) Profit Sharing Plan, you will receive a proxy card(s) for the shares that you own through those savings plans. That proxy card will serve as a voting instruction card for the trustees of those plans. If you own shares through these plans and do not vote, the plan trustees will vote the plan shares in the same proportion as shares for which instructions were received under each plan.

  Can I change my vote after I return my proxy card?

        Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation to the Secretary of S.Y. Bancorp or a proxy bearing a later date. Or you may attend the annual meeting, revoke your proxy and vote in person. In each event, the later submitted vote will be recorded and the earlier vote revoked. Your attendance at the Annual Meeting will not revoke your proxy unless you provide written notice of revocation.

  What constitutes a quorum for purposes of the Annual Meeting?

        The presence at the Annual Meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

  What vote is required to approve each item?

        Directors will be elected by a plurality of the total votes cast at the Annual Meeting. Assuming three directors are to be elected, a plurality means that the three nominees receiving the highest number of votes will be deemed elected. Each of the proposed amendments to our Articles of Incorporation and any other item to be voted upon at the Annual Meeting will pass if votes cast in its favor exceed votes cast against it.

  How do I cumulatively vote for directors?

        In the election of directors, shareholders have cumulative voting rights. Under cumulative voting rights, each shareholder is entitled to cast as many votes in the aggregate as equal the number of shares of S.Y. Bancorp Common Stock owned by him or her multiplied by the number of directors to be elected. Each shareholder, or his or her proxy, may cast all of his or her votes, as thus determined, for a single nominee for director or may distribute them among two or more nominees, in the shareholder's discretion.

  Who counts the votes?

        Judges appointed for the meeting will tabulate votes cast in person or by proxy at the Annual Meeting. These judges also certify the results of the voting. The judges will also determine whether or not a quorum is present at the meeting.

  How are abstentions and broker non-votes treated?

        A shareholder entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. A shareholder may also abstain from voting on the proposals to fix the number of directors and to approve the proposed amendments to the Articles of Incorporation. The judges will treat votes withheld from the election of any nominee for director and abstentions from any other proposal as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast for or against any matter. If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, the judges will treat these shares as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on the matter.

  What information do I need to attend the Annual Meeting?

        We do not use tickets for admission to the Annual Meeting. If you are voting in person, we may ask for photo identification.

  How does the Board recommend that I vote my shares?

        The Board recommends a vote FOR the Directors' proposals to fix the number of directors at twelve and to elect the nominated Directors set forth in this document and a vote FOR each of the two proposed amendments to the Articles of Incorporation.

        With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interests of S.Y. Bancorp. At the date this Proxy Statement went to press, the Board of Directors had no knowledge of any business other than that described herein that would be presented for consideration at the Annual Meeting.

  Who will bear the expense of soliciting proxies?

        S.Y. Bancorp will bear the cost of soliciting proxies in the form enclosed. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees. We reimburse brokers holding Common Stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such Common Stock.

  Is there any information that I should know about future annual meetings?

        Any shareholder who intends to present a proposal at the 2004 Annual Meeting of Shareholders (the "2004 Annual Meeting") must deliver the proposal to the Corporate Secretary at 1040 East Main Street, Louisville, Kentucky 40206 not later than November 21, 2003, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. In addition, S.Y. Bancorp's Bylaws impose certain advance notice requirements on a shareholder nominating a director or submitting a proposal to an Annual Meeting. Such notice must be submitted to the secretary of S.Y. Bancorp no later than January 23, 2004. The notice must contain information prescribed by the Bylaws, copies of which are available from the secretary. These requirements apply even if the shareholder does not desire to have his or her nomination or proposal included in S.Y. Bancorp's proxy statement.

ITEM 1. ELECTION OF DIRECTORS

Directors' Proposals to Fix the Number of Directors and to Elect Directors

The articles of incorporation and bylaws of S.Y. Bancorp provide that the Board of Directors be composed of nine to twenty-five members. Each year the Board of Directors recommends the number for the coming year and presents a resolution to be adopted by the shareholders at the Annual Meeting. The Board of Directors has recommended that the number of directors constituting the Board be fixed at twelve for the ensuing year, subject to approval by shareholders at the Annual Meeting. If the three individuals nominated are elected, there will be ten individuals serving on the Board following the date of the 2003 Annual Meeting. Messrs. Jack M. Crowner and Carl T. Fischer, Jr. will retire from the Board of Directors as of April 23, 2003, the date of the Company's Annual Meeting. The Board of Directors may appoint individuals to fill the vacancies resulting from these retirements.

Our Board of Directors consists of three classes, as nearly equal in size as possible. Each class generally serves a three-year term. Messrs. Carrico, Madison and McMahon are nominees for reelection. Length of terms and term expiration dates are included in the table below.

Information with Respect to Nominees and Continuing Directors

The following table sets forth information as to persons who serve as our Directors.

		S.Y. Bancorp Common Stock Beneficially Owned at January 31, 2003
Name, Age, and Year Individual Became Director (1)
	Principal Occupation; Certain Directorships (2)(3)	Amount (4)(5)		% of Class
Nominees to Serve a Three-Year Term Expiring 2006
James E. Carrico Age 61 Director since 1978	Managing Director, Acordia of Kentucky	21,541		(6)
Bruce P. Madison Age 52 Director since 1989	President and CEO Plumbers Supply Company, Inc.	40,539	(7)	(6)
Jefferson T. McMahon Age 66 Director since 2000	Retired; Private Investor (8)	9,767		(6)
Continuing Directors — Term Expiring 2005
Charles R. Edinger, III Age 53 Director since 1984	Vice President, J. Edinger & Son, Inc.	119,193	(9)	1.74%
David P. Heintzman Age 43 Director since 1992	President, S.Y. Bancorp, Inc. and Stock Yards Bank & Trust Company(10)	109,063	(11)	1.60%
Norman Tasman Age 51 Director since 1995	President, Tasman Industries and Tasman Hide Processing	128,242	(12)	1.87%
Continuing Directors — Term Expiring 2005
Kathy C. Thompson Age 41 Director since 1994	Executive Vice President, S.Y. Bancorp, Inc. and Stock Yards Bank & Trust Company (13)	55,461	(14)	(6)
Continuing Directors — Term Expiring 2004
David H. Brooks Age 60 Director since 1985	Chairman and Chief Executive Officer, S.Y. Bancorp, Inc. and Stock Yards Bank & Trust Company(15)	118,608	(16)	1.73%
Stanley A. Gall, M.D. Age 66 Director since 1994	Professor of Obstetrics and Gynecology University of Louisville	7,074		(6)
Nicholas X. Simon Age 44 Director since 2002	President and CEO, Publishers Printing Company LLC	8,871	(17)	(6)
(1)
Ages listed are as of December 31, 2002.
(2)
Except as otherwise noted, each director and nominee has been engaged in his or her chief occupation for five years or more.

(3)
No director or nominee holds any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such act or any company registered as an investment company under the Investment Company Act of 1940.

(4)
This column includes, where noted, shares in which members of the nominee's or director's immediate family have a beneficial interest. The column does not, however, include the interest of certain of the listed nominees or directors in shares held by other non-dependent family members in their own right. In each case, the principal disclaims beneficial ownership of any such shares, and declares that the listing in this Proxy Statement should not be construed as an admission that the principal is the beneficial owner of any such securities.

(5)
Includes 4,000 shares subject to currently exercisable stock options issued under S.Y. Bancorp's stock option plan for each non-employee director except Mr. Tasman, Mr. McMahon and Mr. Simon. Includes 2,400 shares for Mr. Tasman, 600 shares for Mr. McMahon and 200 shares for Mr. Simon subject to currently exercisable stock options.

(6)
Less than one percent of outstanding S.Y. Bancorp Common Stock.

(7)
Includes 10,327 shares jointly owned by Mr. Madison and his wife; 858 shares owned by Mr. Madison's wife; and 15,144 shares held by Mrs. Madison as custodian for their children.

(8)
Prior to his retirement in 1996, Mr. McMahon was an owner of Wendy's franchised stores in Louisville, Kentucky.

(9)
Includes 22,375 shares owned by Mr. Edinger's wife and 68,000 shares owned by a family partnership for which Mr. Edinger shares voting control and derives approximately 8.75% economic benefit.

(10)
Mr. Heintzman was appointed President of Bancorp and the Bank in January, 1993. He has been with the Bank since 1985.

(11)
Includes 81,660 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option plans; 2,869 shares owned by Mr. Heintzman's wife; 1,906 shares held by Mr. Heintzman as custodian for his minor daughter; and 6,548 shares held in Mr. Heintzman's ESOP and 401(k) accounts.

(12)
Includes 92,000 shares owned by Mr. Tasman's mother for which Mr. Tasman shares voting control but from which he derives no economic benefit. Includes 25,867 shares held jointly by Mr. Tasman and his wife; and 2,231 shares held as custodian for their minor son.

(13)
Ms. Thompson joined the Bank in June, 1992.

(14)
Includes 48,000 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option Plans and 3,200 shares held in Ms. Thompson's ESOP and 401(k) accounts.

(15)
Mr. Brooks was appointed Chairman and Chief Executive Officer of Bancorp and the Bank in January, 1993. He has been with the Bank since 1971.

(16)
Includes 78,780 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option Plans; 22,828 shares owned by Mr. Brooks' wife; and 9,134 shares held in Mr. Brooks' ESOP and 401(k) accounts.

(17)
Includes 6,000 shares held by Publishers Printing Company, LLC.

Messrs. Brooks and Heintzman and Ms. Thompson are among S.Y. Bancorp's executive officers. S.Y. Bancorp's executive officers serve at the pleasure of S.Y. Bancorp's Board of Directors, and there are no arrangements or understandings regarding their selection or appointment as officers of S.Y. Bancorp.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MESSRS. CARRICO, MADISON and McMAHON

CORPORATE GOVERNANCE AND RELATED MATTERS
BOARD OF DIRECTORS' MEETINGS, COMMITTEES AND FEES

        During 2002, the Board of Directors of S.Y. Bancorp held five regularly scheduled and special meetings. All directors of S.Y. Bancorp are also directors of the Bank. During 2002, the Bank's Board of Directors held thirteen regularly scheduled and special meetings.

        All directors attended at least 75% of the number of meetings of the Board and committees of the Board on which they served. S.Y. Bancorp has a standing Audit Committee and Compensation Committee of the Board of Directors. S.Y. Bancorp's Board of Directors considers matters relating to the selection and nomination of directors, but there is no standing nominating committee of the Board of Directors. There are no formal procedures whereby a shareholder may recommend nominees to the Board of Directors.

Audit Committee

        The Board of Directors of S.Y. Bancorp, Inc. maintains an Audit Committee comprised of five directors who are not officers of S.Y. Bancorp. The Audit Committee is comprised of Messrs. Carrico, Edinger, Madison, McMahon and Simon. Each of these individuals meets the American Stock Exchange independence requirements for membership on an audit committee. The Board of Directors has adopted a written charter for the Audit Committee.

        The Audit Committee oversees S.Y. Bancorp's financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee, among other things, considers the appointment of the independent auditors for S.Y. Bancorp, reviews with the auditors the plan and scope of the audit and audit fees, monitors the adequacy of reporting and internal controls and meets regularly with internal and independent auditors. The Audit Committee meets with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. This Committee also meets with the independent auditors and with our own appropriate financial personnel and internal auditors regarding these matters. Both the independent auditors and the internal auditors regularly meet privately with this Committee and have unrestricted access to this Committee. The Audit Committee held four meetings during 2002. See "CORPORATE GOVERNANCE AND RELATED MATTERS—REPORT OF THE AUDIT COMMITTEE" for more information.

Compensation Committee

        The members of the Compensation Committee are Messrs. Carrico, Crowner, Fischer and Madison, all of whom are non-employee Directors. The functions of this committee include making recommendations to our Board of Directors establishing the compensation of executive officers and reviewing the compensation of Directors. The Compensation Committee held two meetings during 2002.

How are Directors compensated?

        For 2002, non-employee directors received an annual retainer of $2,400. Bancorp's directors received $900 for each meeting of S.Y. Bancorp's Board of Directors he or she attended, if the meeting was not held immediately before or after a meeting of the Board of Directors of the Bank. S.Y. Bancorp's directors are also directors of the Bank, and received $900 for each Bank board meeting attended.

        Non-employee directors of S.Y. Bancorp and the Bank who are members of the various committees of the Board of Directors received $400 per meeting of S.Y. Bancorp's Audit Committee and $300 increased to $400 per meeting of S.Y. Bancorp's Compensation Committee, $400 per meeting attended of the Bank's Trust Committee, and $300 per meeting attended of the Bank's Loan Committee.

        Directors may defer all or a portion of their fees under our deferred compensation plan.

        Non-employee directors receive a one-time grant of options to purchase 1,000 shares of S.Y. Bancorp Common Stock. These options are granted at the fair market value of S.Y. Bancorp Common Stock at the time of the grant and are adjusted for subsequent stock splits, stock dividends, etc.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee acts under a written charter approved and adopted by the Board of Directors. The Audit Committee reviews S.Y. Bancorp's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that S.Y. Bancorp's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

        In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from S.Y. Bancorp and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No.1 (Independence Discussions With Audit Committees). The Audit Committee has also considered whether the independent auditors' provision of non-audit services to S.Y. Bancorp is compatible with the auditors' independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in S.Y. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the SEC.

The Audit Committee of the Board of Directors of S.Y. Bancorp, Inc.

James E. Carrico, Chairman        Charles E. Edinger        Bruce P. Madison
Jefferson T. McMahon        Nicholas X. Simon

Fees Billed to S.Y. Bancorp by KPMG LLP During Fiscal Year Ended December 31, 2002

  Audit Fees

        The aggregate fees billed to S.Y. Bancorp by the independent auditors, KPMG LLP ("KPMG"), for professional services rendered in connection with the audit of S.Y. Bancorp's financial statements incorporated by reference in S.Y. Bancorp's Annual Report on Form 10-K, as well as for the review of S.Y. Bancorp's financial statements included in S.Y. Bancorp's Quarterly Reports on Form 10-Q totaled $75,000 for 2002.

  Financial Information Systems Design and Implementation Fees

        KPMG did not perform any services for S.Y. Bancorp or Stock Yards Bank & Trust Company with respect to financial information systems design and implementation during 2002. Therefore, we received no billings nor paid any fees to KPMG for financial information systems design and implementation during 2002.

  All Other Fees

        The aggregate of all fees billed to S.Y. Bancorp by KPMG that are not described above were as follows:

		2002
•	Tax return compliance and related consultation	$19,340
•	Federal Home Loan Bank collateral report and FDICIA attestation report	$8,300

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, our Directors and persons who own more than 10% of a registered class of S.Y. Bancorp's common stock to file initial reports of ownership and changes in ownership with the SEC and the AMEX. Such executive officers, Directors and shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from the applicable executive officers and our Directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis for the year ended December 31, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Set forth in the following table is the beneficial ownership of our Common Stock as of January 31, 2003 for each person or entity known by us to beneficially own more than five percent of the outstanding shares of our Common Stock; our executive officers not shown in the table under the heading, "Election of Directors;" all our Directors and executive officers as a group; and Directors, executive officers and employees as a group. "Executive Officer" means the chairman, president, any vice president in charge of a principal business unit, division or function, or other officer who performs a policy making function or any other person who performs similar policy making functions and is so designated by the Board of Directors. For a description of the voting and investment power with respect to the shares beneficially owned by the twelve directors and nominees for election as directors of S.Y. Bancorp, see the table under the heading,"Election of Directors."

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of S.Y. Bancorp Common Stock (1)
Stock Yards Bank & Trust Company 1040 East Main Street Louisville, Kentucky 40206	685,447	(2)	10.3%
Gregory A. Hoeck	8,484	(4)	(3)
Phillip S. Smith	41,941	(5)	(3)
Nancy B. Davis	47,309	(6)	(3)
Directors and executive officers of Bancorp as a group (15 persons)	847,527	(7)	11.9%
Directors, executive officers, and employees of S.Y. Bancorp and the Bank as a group (285 persons)	1,125,023	(8)	15.8%

(1)
Shares of S.Y. Bancorp Common Stock subject to currently exercisable options under S.Y. Bancorp's Stock Incentive Plan are deemed outstanding for purposes of computing the percentage of S.Y. Bancorp Common Stock beneficially owned by the person and group holding such options but are not deemed outstanding for purposes of computing the percentage of S.Y. Bancorp Common Stock beneficially owned by any other person or group.

(2)
Held by the Bank as agent, trustee, personal representative and in other fiduciary capacities, including 94,874 shares and 76,971 shares held as Trustee under the Stock Yards Bank & Trust Company's Employee Stock Ownership Plan (the "ESOP") and 401(k) plan, respectively. As to 92,873 shares held in the ESOP and 64,504 shares held in the 401(k) plan, participants direct the Bank, as Trustee, to vote the vested portion of the participant's account balance attributable to S.Y. Bancorp Common Stock. The non-vested shares held by the Bank as Trustee under the ESOP and 401(k) plan (together with any shares for which no directions are received from plan participants) may then be voted in the same proportions as the directions given to the Bank, as Trustee, by the respective participants.

(3)
Less than one percent of outstanding S.Y. Bancorp Common Stock.

(4)
Includes 5,130 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option Plans; and 1,354 shares held in Mr. Hoeck's ESOP and 401(k) accounts.

(5)
Includes 32,280 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option Plans; 268 shares held jointly by Mr. Smith and his wife; and 4,389 shares held in Mr. Smith's ESOP and 401(k) accounts.

(6)
Includes 36,650 shares subject to currently exercisable stock options issued under S.Y. Bancorp's Stock Option Plans; 3,252 shares owned by Ms. Davis' husband; and 2,844 shares held in Ms. Davis' ESOP and 401(k) accounts.

(7)
Includes 337,540 shares subject to currently exercisable stock options and 27,473 shares held in ESOP and 401(k) accounts.

(8)
The shares held by the group include 89,292 shares held by non-executive officers and employees of the Bank. In addition, 49,990 shares are subject to currently exercisable stock options held by non-executive officers of the Bank and 138,214 shares are held by present employees of the Bank in their ESOP and 401(k) accounts, with sole voting power and no current investment power. S.Y. Bancorp has not undertaken the expense and effort of compiling the number of shares certain officers and employees of the Bank may hold other than directly in their own name.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee is comprised of four members of the Board of Directors who are not, nor have they been, employees of S.Y. Bancorp or the Bank. The Committee is responsible for establishing and administering S.Y. Bancorp's executive compensation programs. The compensation philosophy of the Committee supports S.Y. Bancorp's primary objective of creating value for its shareholders. The Compensation Committee strives to ensure the compensation of S.Y. Bancorp's executive officers is adequate to attract and retain talented individuals with proven abilities to lead S.Y. Bancorp and the Bank so growth and profitability are realized while maintaining stability and capital strength. The Committee believes the following compensation strategies for S.Y. Bancorp's executive officers, including the Chief Executive Officer (the "CEO"), achieve this objective.

        In early 2002, The Hay Group conducted a study of the Bank's executive officers' compensation. This study, along with a 2001 study conducted by Clark Bardes Consulting, identified comparable banks based on size, complexity, and demographics. It identified similar positions within each peer bank to compare with each of the Bank's executive officers. Factors considered when comparing other institutions' compensation information to that of the Bank include growth of earnings per share, return on average assets and equity, and one and five year total shareholder return. Using these factors, the Compensation Committee concluded it appropriate to use the 75th percentile to compare the Bank's executive officers' compensation with those of peer institutions. The Compensation Committee updated the information in these studies by reference to 2002 proxy information for peer banks. Because there is a qualitative relationship between performance and executive officer compensation, the salary increases noted in the Summary Compensation Table were made in light of S.Y. Bancorp's and the Bank's market and earnings growth and other favorable factors. Salaries are based on individual performance contributions within a competitive salary range. Pay levels are competitive within a range the Committee considers reasonable and necessary.

        Base Salary.    The salaries of the executive officers are determined substantially as described above with additional considerations. Factors affecting and considerations made for the CEO's salary are substantially the same as those for other executive officers. In addition to the process described above, the Committee considers the executive's leadership skills and managerial results. Among these considerations are consolidated financial performance and condition, growth of the Bank, regulators' conclusions, community involvement, the executive's ability to choose and lead his/her respective management teams, and the recommendation of the CEO. Objective, subjective, quantitative, and qualitative measures are used. The Committee reaches a conclusion as to an appropriate salary and presents it to the Board of Directors for discussion and approval. While peer group comparisons of salaries include companies which are also included in the indices used for the shareholder return performance graph there is no direct correlation between the companies used in CEO and other executive officer compensation and companies included in that graph.

        Annual Incentive Compensation.    The objective of annual incentive compensation is to deliver competitive levels of compensation for the attainment of annual financial objectives and operating results. The Committee believes these to be primary drivers of stock price performance over time. The annual determination as to whether incentives will be paid is based upon the achievement of certain set goals for earnings growth, return on average assets and return on average equity. The Committee feels that in a time of significant expansion, there is potential for strong earnings growth as long as the process is managed with adequate focus. Therefore, the Committee established an incentive program based upon the achievement of net income goals.

        For the CEO and President, the formula requires at least a 10% increase in S.Y. Bancorp's corporate earnings per share over the prior year. The actual payment for 2002 was 45% of base pay for attaining a 15% increase in earnings per share. The incentive determination for Greg Hoeck, Sam Smith, and Nancy Davis was at a reduced percentage of the aforementioned formula. For Kathy Thompson the formula required at least a 10% increase in the Trust Department's operating income, as well as in the Bank's earning per share, over the prior year. The actual payment for 2002 was 31% of base pay for attaining a 13% increase in operating income.

        Long Term Incentives.    The Committee also believes the best interests of shareholders to be served by providing those persons having responsibility for the management and growth of S.Y. Bancorp and the Bank with an opportunity to increase their ownership of S.Y. Bancorp Common Stock. Executive officers are granted options, from time to time, giving them the right to purchase S.Y. Bancorp Common Stock at a specified price in the future. The number of stock options granted is based upon individual performance contributions and comparative practices. Based on review of peer data, the Compensation Committee determined that David Brooks and David Heintzman should receive option grants based on 30% of base compensation while other executive officer grants would be at 20% of base compensation. Using the Black Scholes model to estimate the value of each option grant, the Committee determined the number of options to be granted to meet the targeted percentage of base compensation. See the discussion under "Stock Incentive Plan" below.

        In summary, the Committee believes the total compensation program for S.Y. Bancorp's executive officers is competitive with programs offered by similar institutions, and executive compensation is appropriate to further the goals and objectives of S.Y. Bancorp and the Bank.

The Compensation Committee of the Board of Directors of S.Y. Bancorp, Inc.

James E. Carrico        Jack M. Crowner        Carl T. Fischer, Jr.        Bruce P. Madison

Summary Compensation Table

        The following table shows the compensation paid by the Bank for the three years ended December 31, 2002, for services in all capacities to all executive officers of S.Y. Bancorp.

Summary Compensation Table

		Long Term Compensation			Annual Compensation
Name and Principal Position
	Year	Salary	Bonus(1)	Other Annual Compensation(2)	Securities Underlying Options(3)	All Other Compensation(4)
David H. Brooks Chairman and Chief Executive Officer	2002 2001 2000	$391,900 328,553 297,000	$176,400 111,700 112,860	— — —	9,300 12,000 27,500	$29,396 33,038 38,014
David P. Heintzman President	2002 2001 2000	291,700 270,553 242,000	131,300 92,000 91,960	— — —	7,900 10,000 22,900	29,586 31,112 36,983
Kathy C. Thompson Executive Vice President	2002 2001 2000	210,600 189,528 166,000	65,000 53,500 66,400	— — —	3,400 4,000 8,000	29,203 29,406 36,338
Gregory A. Hoeck Executive Vice President	2002 2001 2000	156,300 146,054 129,000	27,400 24,000 22,000	— — —	2,500 3,250 6,000	15,147 15,641 21,702
Phillip S. Smith Executive Vice President	2002 2001 2000	160,650 141,750 121,000	24,100 24,000 22,000	— — —	2,500 3,250 6,000	15,285 15,596 21,990
Nancy B. Davis Executive Vice President, Secretary, Treasurer and Chief Financial Officer	2002 2001 2000	157,300 141,606 125,000	23,600 24,000 22,000	— — —	2,500 3,250 6,000	15,045 15,539 22,043
(1)
Incentive compensation plan is described above. See "Annual Incentive Compensation".

(2)
The aggregate amount of all perquisites and other personal benefits received by the individuals listed in the above table did not exceed the lesser of $50,000 or 10 percent of total salary and bonus reported for the respective executive officer.

(3)
Each 2000 total represents options granted in January, 2000 pertaining to 1999 service and options granted in December, 2000 pertaining to 2000 service as follows:

	January 2000	December 2000
Mr. Brooks	11,500	16,000
Mr. Heintzman	9,900	13,000
Ms. Thompson	3,500	4,500
Mr. Hoeck	2,600	3,400
Ms. Davis	2,600	3,400
Mr. Smith	2,600	3,400
(4)
Includes director compensation. See "CORPORATE GOVERNANCE AND RELATED MATTERS BOARD OF DIRECTORS' MEETINGS, COMMITTEES, AND FEES—How are Directors compensated?" Includes contributions by the Bank to the Bank's defined contribution plans (money purchase, deferred income (401(k)) profit sharing and employee stock ownership plans) as set forth below. Also includes various payments, primarily life insurance policy premiums. The officers' families are the beneficiaries of these policies.

	Mr. Brooks	Mr. Heintzman	Ms. Thompson	Mr. Hoeck	Mr. Smith	Ms. Davis
Director compensation	$11,500	$11,500	$11,500	$—	$—	$—
Contribution to 401(k) plan	11,000	11,000	11,000	9,534	9,595	9,402
Contribution to ESOP	4,000	4,000	4,000	3,118	3,198	3,134
Other	2,896	3,086	2,703	2,495	2,492	2,509

	29,396	29,586	29,203	15,147	15,285	15,045

Stock Incentive Plan

        S.Y. Bancorp has a stock option plan under which options may be granted to officers, other key employees of the Bank, and non-employee directors. Key employees are those persons who, in the judgment of the Compensation Committee, are mainly responsible for the success of the Bank. Options under this plan are granted at the fair market value of S.Y. Bancorp's Common Stock at the time of the grant.

        The following table summarizes options granted during 2002 to the executive officers named in the Summary Compensation Table.

Options Granted in Last Fiscal Year

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted		% of Total Options Granted in 2002
Name				Exercise Price Per Share	Expiration Date
						5%	10%
David H. Brooks	9,300	(1)	12.6%	$39.10	12/16/12	$295,077	$747,784
David P. Heintzman	7,900	(1)	10.7	39.10	12/16/12	245,898	623,153
Kathy C. Thompson	3,400	(1)	4.6	39.10	12/16/12	98,359	249,261
Gregory A. Hoeck	2,500	(2)	3.4	39.10	12/16/12	79,917	202,525
Phillip S. Smith	2,500	(2)	3.4	39.10	12/16/12	79,917	202,525
Nancy B. Davis	2,500	(1)	3.4	39.10	12/16/12	79,917	202,525
All Shareholders			n/a	39.10	n/a	$164,143,322	$415,971,405
(1)
These options were granted in December, 2002 and become exercisable six months following the grant date.

(2)
These options were granted in December, 2002 and become exercisable in 20% increments over five years beginning one year after grant date.

(3)
All shareholders are shown for comparison purposes only. The potential realizable value to all shareholders is the aggregate net gain for all shareholders, assuming a hypothetical ten-year option if the price of S.Y. Bancorp stock increases at the assumed annual rates shown in the table. Appreciation is computed using actual strike price of options of $39.10 and is based on actual option term and annual compounding, without regard to the taxes associated with gains upon option exercises. These amounts assume the stated rates of appreciation will be realized. Actual gains, if any, are dependent upon the future performance of the Company's Common Stock. The potential realizable value of stock price appreciation for the option term related to the option grant for all executive officers of S.Y. Bancorp at 5% is $879,085 and at 10% is $2,227,773, which represents .54% of the total potential realizable value for all shareholders at 5% and 10%.

        The following table shows, as to the individuals included in the Summary Compensation Table, information as to aggregate options exercised in 2002 and December 31, 2002 year end option values.

Aggregated Options Exercised in 2002 and 2002 Year End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2002
					Value of Unexercised In the Money Options at December 31,2002(1)
	Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
David H. Brooks	—	$—	100,380	9,300	$2,144,083	$—
David P. Heintzman	—	—	84,660	7,900	1,762,780	—
Kathy C. Thompson	—	—	48,000	3,400	1,131,960	—
Gregory A. Hoeck	—	—	4,610	9,740	61,951	81,503
Phillip S. Smith	—	—	36,360	10,790	998,411	90,418
Nancy B. Davis	—	—	36,650	2,500	850,029	—
(1)
In the money computation based upon December 31, 2002 market value of S.Y. Bancorp's Common Stock of $37.10.

Senior Officer Security Plan

        The Bank has established a Senior Officer Security Plan (the "Security Plan") for a select group of management and highly compensated officers who contribute materially to the continued growth, development, and future business success of the Bank. Life insurance owned and paid for by the Bank has been purchased on each covered officer. The Security Plan is designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized, the Bank will recover both the cost of benefits and after tax costs of the plan. The amount of benefits to be received under the Security Plan, for the officers listed below, was determined by projecting each participant's current salary amount to that at his/her retirement date. His/her expected social security benefits and expected benefits under the defined contribution plans were also estimated. The Security Plan supplemental retirement benefit amount was determined to be the amount necessary to bring total retirement payments to an approximate 75% of his/her projected salary at retirement age. Under the Security Plan, the following individuals listed in the Summary Compensation Table will receive the following annual supplemental retirement benefits at their normal retirement age of 65. There are also pre-retirement death and disability benefits provided by the Security Plan.

David H. Brooks	$84,000 each year for 15 years
David P. Heintzman	$136,500 each year for 15 years
Kathy C. Thompson	$82,000 each year for 15 years

        In 2001, Phillip S. Smith and Nancy B. Davis were included in a modified version of the Security Plan. The Bank purchased life insurance on each of these two officers. Upon retirement each of these two individuals will receive the investment value of the policies rather than a defined benefit.

Senior Executive Severance Agreement

        The Bank has established a Senior Executive Severance Agreement (the "Severance Agreement") for certain Executive Officers of the Bank. S.Y. Bancorp and the Bank have concluded it to be in the best interests of S.Y. Bancorp, its Shareholders and the Bank to take reasonable steps to help assure key executives of the Bank that they will be treated fairly in the event of a tender offer or takeover bid, or an actual Change in Control. It is important, should S.Y. Bancorp receive take over or acquisition proposals from third parties, that S.Y. Bancorp be able to call upon the key executives of the Bank for their advice and assessment of whether such proposals are in the best interests of shareholders, free of the influences of their personal employment situations. This severance agreement was not entered into because of any belief by management that a Change in Control of S.Y. Bancorp was imminent.

        The Severance Agreement provides that, in the event (1) an executive is forced to resign following a Change in Control of S.Y. Bancorp or (2) an executive voluntarily terminates employment with the Bank for up to three years following a Change in Control, the Bank will pay the executive a severance payment equal to 299 percent of the executive's annual salary. Should voluntary termination occur between 24 and 36 months following the Change in Control, the executive will receive only 2/3 of the severance payment. Furthermore, if the executive is 58 years old or more at the date of the severance payment, the amount of the payment is reduced. As the executive approaches retirement age of 65 years, the severance payment decreases proportionately to zero at age 65. The severance agreement also provides that the Bank pay legal fees and expenses incurred in contesting any termination or enforcing the severance agreement.

Shareholder Return Performance Graph

        The following performance graph compares the performance of Bancorp Common Stock to the Russell 2000 index, the SNL AMEX Bank index and SNL Midwest Bank index for Bancorp's last five fiscal years. The graph assumes the value of the investment in Bancorp Common Stock and in each index was $100 at December 31, 1997, and that all dividends were reinvested.

S.Y. Bancorp, Inc.

Total Return Performance
S. Y. Bancorp, Inc.
Russell 2000
SNL AMEX Bank Index
SNL Midwest Bank Index
Index Value
200
180
160
140
120
100
80
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
S.Y. Bancorp, Inc.	$100.00	114.45	106.90	100.85	168.38	190.18
Russell 2000 Index	100.00	97.45	118.17	114.60	117.45	93.39
SNL AMEX Bank Index	100.00	104.00	95.74	90.57	119.76	139.97
SNL Midwest Bank Index	100.00	106.37	83.57	101.20	103.43	99.77

TRANSACTIONS WITH MANAGEMENT AND OTHERS

        The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain directors and officers of S.Y. Bancorp and the Bank and their associates, as well as with corporations or organizations with which they are connected as directors, officers, shareholders or partners. These banking transactions are made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. In the opinion of management of S.Y. Bancorp and the Bank, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features. Loans made to directors and executive officers are in compliance with federal banking regulations and are thereby exempt from insider loan prohibitions included in the Sarbanes-Oxley Act of 2002.

        At December 31, 2002, loans to directors and officers of S.Y. Bancorp and the Bank and their associates totaled $4,952,000 equaling 5.8% of the Bancorp's consolidated stockholders' equity.

ITEM 2. PROPOSAL TO APPROVE AN AMENDMENT TO
THE ARTICLES OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

        The Board of Directors has recommended that Article VI of Bancorp's Articles of Incorporation be amended to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000 shares, subject to approval by shareholders at the Annual Meeting. The additional authorized shares will be available for stock dividends, splits, options, public or private issuances of Common Stock, and other general corporate purposes. When required for such purposes, such shares will be issued on such terms as the Board of Directors determines to be in the best interests of Bancorp without further action by the shareholders, unless such action is then required by applicable law or the rules of any stock exchange on which Bancorp's securities may be listed. Some of these potential uses may decrease certain per share financial measures for a period of time and may diminish a shareholder's percentage of voting power in Bancorp. Holders of Common Stock have no preemptive rights to subscribe to any shares of stock in Bancorp. Other than management considering the advisability of a stock split within the next year, there are no current plans, arrangements or understandings for these additional authorized shares of Common Stock.

        The proposed increase in the authorized number of shares of Common Stock could be construed as having an anti-takeover effect, although the amendment to increase the authorized Common Stock was not proposed for that purpose. Under certain circumstances, such shares could be used to create impediments to or to frustrate persons seeking to effect a takeover or otherwise gain control of Bancorp. Such shares could, for example, be privately placed with purchasers who might side with the Board of Directors in opposing a hostile takeover bid.

        Also, the amendment to increase the authorized Common Stock might be considered as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of Bancorp's Common Stock, to acquire control of Bancorp with a view to imposing a merger, sale of all or any part of Bancorp's assets or a similar transaction since the issuance of new shares could be used to dilute the stock ownership of any such person or entity. However, the Board of Directors does not have any present intent to issue any shares of Common Stock primarily for anti-takeover purposes.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED INCREASE IN AUTHORIZED COMMON STOCK.

ITEM 3. PROPOSAL TO APPROVE AN AMENDMENT TO
THE ARTICLES OF INCORPORATION
TO AUTHORIZE A NEW CLASS OF PREFERRED STOCK

        Bancorp's Articles of Incorporation do not currently authorize the issuance of Preferred Stock. On February 18, 2003, the Board of Directors unanimously adopted a resolution recommending to the shareholders their approval of an amendment to Bancorp's Articles of Incorporation to provide for the authorization and creation of up to 1,000,000 shares of Preferred Stock, the relative rights, preferences and other terms of which will be determined by the Board prior to any issuance.

        The Board of Directors believes the creation of a new class of Preferred Stock is in the best interest of Bancorp and its shareholders in that the existence of such shares would provide the Board with flexibility in managing the Company's capital structure. The Preferred Stock could be issued in connection with, among other things, stock dividends, financing transactions, corporate mergers, acquisitions, employee benefit plans, a shareholders' rights plan and other corporate purposes. The availability of Preferred Stock would allow the issuance of such shares in the future without the expense and delay of a special Shareholder's Meeting. The shares of Preferred Stock would be available for issuance without further shareholder action unless such action were required by applicable law or the rules of the American Stock Exchange or any other stock exchange on which the Company's securities may then be listed or traded.

        The proposed Preferred Stock would be "blank check" preferred stock, which means that the Board of Directors would have the discretion, from time to time, to determine the designations and relative voting, dividend, conversion, liquidation, and other rights, preferences and limitations of Preferred Stock, including, among other things: (i) the designation of each class and number of shares in a class or series; (ii) the dividend rights, if any, of the class or series; (iii) the redemption provisions, if any, of the shares; (iv) the preference, if any, to which any class or series would be entitled in the event of the liquidation or distribution of Bancorp's assets; (v) the provisions of a purchase, retirement or sinking fund, if any, to accommodate redemption of the Preferred Stock; (vi) the rights, if any, to convert or exchange the shares into or for other securities; (vii) the voting rights, if any (in addition to any prescribed by law), of the holders of the shares of the class or series; (viii) the conditions or restrictions, if any, on specified actions of Bancorp affecting the rights of the shares; and (ix) any other preferences, privileges, powers, rights, qualifications, limitations or restrictions of or on the class or series. Depending on the rights and preferences designated for any particular series, issuances of Preferred Stock could have the effect of diluting shareholders' equity, earnings per share and voting rights attributable to the Common Stock.

        The Board of Directors will make any determination to issue shares of Preferred Stock based on its judgment at the time as to the best interests of Bancorp and its shareholders. The Board of Directors could issue a series of Preferred Stock that might, depending on the terms of such series, impede or discourage an attempt to obtain control of Bancorp by means of a merger, tender offer, proxy contest or other means that the Board of Directors determines not to be in the best interests of Bancorp and its shareholders. Under certain circumstances, for example, such shares could be used to create voting impediments or to deter persons or entities seeking to effect a takeover or otherwise gain control of the Company. The issuance of Preferred Stock could also be used to dilute the stock ownership of a potential acquirer. Such shares could be sold in public or private transactions to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines not to be in the best interests of the Company and its shareholders.

        If the proposed amendment is approved by shareholders, shares of Preferred Stock will be used in connection with the adoption by the Board on February 18, 2003, of a shareholder rights plan in which rights to purchase shares of Preferred Stock would become exercisable by holders of Common Stock upon the occurrence of certain triggering events. The existence of such a shareholder rights plan could delay, impede or prevent offers for the Company that the Board of Directors determines not to be in the best interests of the Company and its shareholders.

        The rights plan adopted by the Board of Directors provides that, if shareholders approve the proposed amendment to the Articles of Incorporation to create the preferred stock, Bancorp will distribute to each holder of Bancorp common stock of record on April 24, 2003, one preferred share purchase right for each share of common stock owned on that date. In addition, the rights plan provides for the automatic issuance of one preferred share purchase right with respect to each share of common stock issued after April 24, 2003. Each right entitles the holder to purchase from Bancorp one one-hundredth of a share of a new series of preferred stock of Bancorp at an exercise price of $130 per each one one-hundredth share of preferred stock.

        The rights issued under the plan will not provide any immediate value to shareholders and will not dilute the shareholders' ownership of the company. Until separate rights certificates are issued following a triggering event, the rights will be evidenced by Bancorp common stock certificates, will automatically trade with the common stock, and will not be exercisable. A triggering event would generally be the attempt by someone or group other than certain exempt persons, to acquire 10% or more of Bancorp outstanding common shares. Following the acquisition of 10% or more of Bancorp outstanding common shares by an "Acquiring Person," each right (other than rights held by an Acquiring Person) will entitle its holder to purchase, for the $130 exercise price, a number of shares of Bancorp common stock having a market value of twice the exercise price. However, any rights held by an Acquiring Person cannot be exercised. The rights plan provides additional shareholder protection should the rights be triggered. Bancorp may redeem rights for $0.01 per right at any time on or before 10 days following the date an Acquiring Person becomes such, or such later date as may be determined by the Board of Directors.

        If shareholders approve the proposed amendment to the Articles of Incorporation, details of the rights plan will be outlined in a letter to shareholders that will be mailed to all shareholders of record on the close of business on April 24, 2003.

        The shareholder rights plan was not adopted by the Board of Directors in response to any specific effort to acquire control of Bancorp. Rather, it was adopted to preserve the long-term value of Bancorp for its shareholders by deterring abusive practices in the event of a possible takeover attempt. The rights plan is not intended to prevent an acquisition of Bancorp at a price and on terms that the Board of Directors believes is in the best interests of shareholders. However, the plan is intended to encourage any person seeking to acquire control of Bancorp to first negotiate with the Board of Directors. Although the rights plan is intended to benefit all of Bancorp's constituencies, it could also have the effect of discouraging tender offers and other attempts to acquire control of the company and thereby make it more difficult to remove incumbent management.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO AUTHORIZE A NEW CLASS OF PREFERRED STOCK.

INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

        KPMG LLP has been engaged to audit the consolidated financial statements of S.Y. Bancorp for the past fifteen years. Upon completion of its evaluation process, the Audit Committee recommended KPMG perform the independent audit of S.Y. Bancorp's consolidated financial statements for the year ending December 31, 2003. S.Y. Bancorp's Board of Directors approved the recommendation.

        Representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

ANNUAL REPORT ON FORM 10-K

A copy of S.Y. Bancorp, Inc.'s 2002 Annual Report on Form 10-K as filed with the Securities and Exchange Commission, without exhibits, will be provided without charge following receipt of a written or oral request directed to: Nancy B. Davis, Executive Vice President, Treasurer and Chief Financial Officer, S.Y. Bancorp, Inc., P.O. Box 32890, Louisville, Kentucky 40232, (502) 625-9176; or nancy.davis@syb.com. A copy of the Form 10-K may also be obtained at the company's website, www.syb.com or the SEC's website, www.sec.gov.

OTHER MATTERS

        The officers and directors of S.Y. Bancorp do not know of any matters to be presented for shareholder approval at the Annual Meeting other than those described in this Proxy Statement. If any other matters should come before the Annual Meeting, the Board of Directors intends that the persons named in the enclosed form of proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

By Order of the Board of Directors

David H. Brooks Chairman and Chief Executive Officer S.Y. Bancorp, Inc.

Louisville, Kentucky
March 21, 2003

S.Y. BANCORP, INC.
1040 EAST MAIN STREET
LOUISVILLE, KENTUCKY 40206

PROXY FOR HOLDERS OF COMMON STOCK
ANNUAL MEETING OF SHAREHOLDERS—APRIL 23, 2003

This proxy is solicited by the Board of Directors of S.Y. Bancorp, Inc.

        The undersigned hereby appoints David H. Brooks and David P. Heintzman, or either of them, attorneys with power of substitution and revocation to each, to vote any and all shares of Common Stock of S.Y. Bancorp, Inc. ("Bancorp") held of record by the undersigned, in the name and as the proxy of the undersigned, at the Annual Meeting of shareholders of Bancorp (the "Annual Meeting") to be held at Stock Yards Bank & Trust Company's Exchange Building dining room, 1048 East Main Street, Louisville, Kentucky 40206, on April 23, 2003, at 10:00 a.m., Eastern Time, or any adjournment thereof, hereby revoking any prior proxies to vote said stock, upon the following proposals more fully described in the Notice of and Proxy Statement for the meeting (receipt of which is hereby acknowledged):

(1)	FOR ☐ AGAINST ☐ ABSTAIN ☐ a proposal to approve the action of the Board of Directors fixing the number of directors at twelve (12) and electing at the Annual Meeting three (3) directors.
(2)	ELECTION OF DIRECTORS—	Nominees are: James E. Carrico, Bruce P. Madison and Jefferson T. McMahon
Mark one box only.
	☐	FOR ALL nominees listed above
	☐	FOR ALL nominees listed above EXCEPT the following:
	☐	WITHHOLD authority to vote for ALL nominees listed above
(3)	FOR ☐ AGAINST ☐ ABSTAIN ☐ a proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000.
(4)	FOR ☐ AGAINST ☐ ABSTAIN ☐ a proposal to amend the Articles of Incorporation to create a class of Preferred Stock and authorize 1,000,000 shares of this Preferred Stock.
(5)	OTHER BUSINESS. To consider and act upon such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

        The Board of Directors recommends a vote "FOR" the above proposals.

        This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted for the proposals stated. If any other business is presented at such meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Date , 2003

(Signatures)

        Should the above signed be present and elect to vote at the Annual Meeting of Shareholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        Please sign exactly as your name appears on this proxy card; (refer to adhesive label below). When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required but each holder should sign, if possible.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

QuickLinks

ITEM 1. ELECTION OF DIRECTORS
Options Granted in Last Fiscal Year
Aggregated Options Exercised in 2002 and 2002 Year End Option Values
ITEM 2. PROPOSAL TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
ITEM 3. PROPOSAL TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE A NEW CLASS OF PREFERRED STOCK
INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS